PNC REAL ESTATE(logo)	MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Steven W. Smith, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.	A review of the Servicer’s activities during the calendar year 2016 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and

2.	To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: March 1, 2017

PNC Bank, National Association
d/b/a Midland Loan Services

/s/ Steven W. Smith
Steven W. Smith
Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

US Bank, National Association

Recipient Role	Deal Name	Series Number	Midland Role
Trustee	Deutsche Mortgage & Asset Receiving Corp.	Series 2006-CD2	Master Servicer
Certificate Administrator	Merrill Lynch Mortgage Investors, Inc.	Series 2006-C1	Master and Special Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2006-C4	Master Servicer
Trustee	Greenwich Capital Commercial Funding Corp.	Series 2006-GG7	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP8	Master Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	Series 2006-CD3	Primary Servicer
ShopKo Portfolio whole loan only
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2006-C5	Master Servicer
Trustee	Merrill Lynch Mortgage Investors, Inc.	Series 2006-4	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP9	Master Servicer
Trustee	COBALT CMBS Commercial Mortgage Trust	Series 2006-C1	Primary Servicer
Shopko Portfolio and Ryans Portfolio whole loans only
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2007-CD4	Master Servicer
DB Americold whole loan
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP10	Master Servicer
Americold Portfolio whole loan
Trustee	Merrill Lynch Mortgage Investors, Inc.	Series 2007-7	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC19	Primary Servicer
599 Lexington whole loan only
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2007-C6	Master Servicer
CGM Americold Portfolio
Trustee	Wachovia Bank Commercial Mortgage Trust	Series 2007-C33	Primary Servicer
Uhaul Portfolio whole loan only
Trustee	Morgan Stanley Capital I, Inc.	Series 2007-IQ15	Primary Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP12	Primary Servicer
Sawgrass Mills whole loan
Trustee	LB-UBS Commercial Mortgage Trust	Series 2007-C6	Special Servicer
Trustee	Credit Suisse Commercial Mortgage Trust	Series 2007-C4	Master Servicer
Trustee	Merrill Lynch Mortgage Investors, Inc.	Series 2007-9	Master and Special Servicer
Farralon whole loan
Trustee	LB-UBS Commercial Mortgage Trust	Series 2007-C7	Special Servicer
InnKeeper whole loan only
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2008-C2	Master Servicer
Certificate Administrator	Merrill Lynch Mortgage Investors, Inc.	Series 2008-C1	Master and Special Servicer

Schedule I

US Bank, National Association

Recipient Role	Deal Name	Series Number	Midland Role
Trustee	Morgan Stanley Capital I, Inc.	Series 2007-IQ13	Primary Servicer
Trustee	COBALT CMBS Commercial Mortgage Trust	Series 2007-C3	Special Servicer
Rector whole loan only
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2010-1	Special Servicer
Trustee	GS Mortgage Securities Corporation II	Series 2010-C2	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	DBUBS 2011-LC1	Special Servicer
Trustee	CCRE Commercial Mortgage Securities, L.P.	Series 2011-C1	Master Servicer
Trustee	Bank of America Merrill Lynch Large Loan	Series 2011-FSHN	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2011-FL1	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2011-C3	Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE1	Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012-CCRE2 PSA.
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2012-C5	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE2	Special Servicer
Special Servicer of the 260 and 261 Madison Avenue loan under the COMM 2012-CCRE3 PSA.
Non-Lead Certificate Admin	UBS Commercial Mortgage Securitization Corp.	Series 2012-C3	Master Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2012-C6	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE3	Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012-CCRE2 PSA.
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2012-C10	Special Servicer
Special Servicer of the Republic Plaza and the Concord Mills loans under the WFRBS 2013-C11 PSA.
Trustee	UBS Commercial Mortgage Securitization Corp.	Series 2012-C4
Master Servicer of the 1000 Harbor Boulevard loan under the UBS-Barclays 2012-C3 PSA.
Trustee	Morgan Stanley Capital I, Inc.	Series 2013-C7	Master and Special Servicer
Trustee	RBS Commercial Funding Inc.	Series 2013-C11	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE6
Master Servicer of the Moffett Towers and the 540 West Madison Street loans under the COMM 2013-LC6 PSA.
Trustee	Barclays Commercial Mortgage Securities LLC	Series 2013-C6	Master Servicer
Master and Special Servicer of the Santa Anita Mall loan under the UBS-Barclays 2013-C5 PSA.
Trustee	Irvine Core Office Trust	Series 2013-IRV	Special Servicer

Schedule I

US Bank, National Association

Recipient Role	Deal Name	Series Number	Midland Role
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE8	Master and Special Servicer
Master Servicer of the Moffett Towers Phase II loan under the COMM 2013-CCRE7 PSA.
Special Servicer of the Paramount Building loan under the COMM 2013-CCRE9 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE9	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC13	Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013-C12 PSA.
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2013-GC15	Special Servicer
Trustee	PRIMA Capital CRE Securitizaion	Series 2013-III	Master Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE11	Master Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Trustee	Morgan Stanley Capital I, Inc.	Series 2013-C12	Special Servicer
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA.
Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE12	Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA.
Trustee	GS Mortgage Securities Corporation II	Series 2013-GCJ16
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA.
Special Servicer of the Walpole Shopping Mall loan under the CGCMT 2013-GC15 PSA
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2013-GC17
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA.
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-HLT	Master and Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-AVM	Master and Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-TWC	Master Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC19	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE17	Master and Special Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC21
Special Servicer of the Newcaster Senior Housing loan under the CGCMT 2014-GC19 PSA.
Trustee	Morgan Stanley Capital I, Inc.	Series 2014-C16
Special Servicer of the Arundel Mills & Marketplace and LaConcha Hotel & Tower loans under the MS 2014-C15 PSA.
Trustee	Grain Spectrum Funding II, LLC	Series 2014-1	Back-Up Administrator
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2014-BXCH	Servicer
Trustee	GS Mortgage Securities Corporation II	Series 2014-GC26
Special Servicer of the Fenley Office Portfolio loan under the CGCMT 2014-GC25 PSA.

Schedule I

US Bank, National Association

Recipient Role	Deal Name	Series Number	Midland Role
Trustee	Prima Capital CRE Securitization 2015-IV LTd.	Master Servicer
Trustee	GS Mortgage Securities Corporation II	Series 2015-GC30	Master and Special Servicer
Master and Special Servicer of the Selig Office Portfolio and the 170 Broadway loans under the CGCMT 2015-GC29 PSA.
Master Servicer of the Courtyard by Marriott Portfolio loan under the COMM 2015-CCRE23 PSA
Trustee	Barclays Commercial Mortgage Securities LLC	Series 2015-RRI MZ A	Special Servicer
Trustee	Banc of America Merrill Lynch Commercial Mortgage Inc.	Series 2015-UBS7	Master Servicer
Master Servicer of the Charles River Plaza North and the Mall of New Hampshire loans under the CSAIL 2015-C3 PSA.
Special Servicer of the 261 Fifth Avenue loan under the MSBAM 2015-C25 PSA
Trustee	Banc of America Merrill Lynch Commercial Mortgage Inc.	Series 2015-C25	Special Servicer
Master and Special Servicer of the Roosevelt New Orleans Waldorf Astoria loan under the JPMBB 2015-C31 PSA.
Special Servicer of the Coastal Equities Retail Portfolio loan under the MSBAM 2015-C24 PSA
Trustee	GS Mortgage Securities Corporation II	Series 2015-GC34	Special Servicer
Trustee	CCRE Commercial Mortgage Securities, L.P.	Series 2016-C4
Special Servicer of the AG Life Time Fitness Portfolio and Hyatt Regency St. Louis at The Arch loans under the COMM 2016-CCRE28 PSA.

Master Servicer of the NMS Los Angeles Multifamily Portfolio loan under the COMM 2015-CCRE27 PSA